UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 30, 2003

AMERICAN STANDARD COMPANIES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11415	13-3465896

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

One Centennial Avenue, P.O. Box 6820, Piscataway, NJ	08855-6820

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (732) 980-6000

ITEM 9.    REGULATION FD DISCLOSURE

                   Press release pertaining to the financial results of American Standard Companies Inc. (the Company), for the quarter and year ended December 31, 2002. A copy of the press release is filed as an exhibit hereto.

                   INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS. Certain of the statements contained in this report, including, without limitation, statements as to management’s good faith expectations and belief are forward-looking statements. Forward-looking statements are made based upon management’s expectations and belief concerning future developments and their potential effect upon the Company. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management.

ITEM 7.     EXHIBITS

99.1	Press Release dated January 30, 2003 pertaining to the financial results of the Company for the quarter and year ended December 31, 2002.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN STANDARD COMPANIES INC.

	By:	/s/ RICHARD S. PARADISE

	Name:	Richard S. Paradise
	Title:	Vice President and Controller

DATE: January 31, 2003

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated January 30, 2003 pertaining to the financial results of the Company for the quarter and year ended December 31, 2002.